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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 25, 1996

                         STARTRONIX INTERNATIONAL INC.
                (Name of registrant as specified in its charter)


         Delaware                       1-9190                    912263272
(State or other jurisdiction of    Commission file            (I.R.S. Employer
incorporation or organization)         number                Identification No.)


2402 Michelsen Drive, Suite 160
Irvine, California                                                        92715
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (714) 474-1700

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Item 5. Other Events.

        The Company previously completed a Regulation S private placement of its Series C Convertible Preferred Stock to a group of investors through a placement agent. The Company has determined to suspend conversion of the Series C Convertible Preferred Stock issued in such Regulation S private placement as a result of concerted market irregularities in the trading of the Company's outstanding common stock which management believes is related to the conversion terms of such Regulation S private placement.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on November 6, 1996.

                                        StarTronix International Inc.


                                        By:    /s/ James Valle
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                                        Title:  Chief Financial Officer
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